Clarivate & CPA Global to combine Creating a global leader in innovation and intellectual property services July 29, 2020

Forward-Looking Statements These materials contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management's current beliefs, expectations, and assumptions regarding our ability to close the CPA Global transaction and to obtain permanent debt financing in connection therewith, and to realize the expected synergies of the combination transaction, as well as the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed under the caption “Risk Factors” in our 2019 Annual Report on Form 10-K and in the Current Report on Form 8-K we filed on June 19, 2020 with the Securities and Exchange Commission (“SEC”), along with our other filings with the SEC. However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of these materials. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or our website at www.clarivate.com. Basis of Presentation Certain financial measures of CPA presented herein have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board. If and to the extent we are required to reconcile such financial measures from IFRS to GAAP in the future, there could be changes to such measures of CPA's financial performance as presented herein, and such changes could be material. Non-IFRS Financial Measures Related to CPA Global Results The non-IFRS financial measures discussed herein are not recognized terms under, and should not be considered as a substitute for, financial measures calculated in accordance with International Financial Reporting Standards (“IFRS”). Our definitions of and method of calculating non-IFRS financial measures may vary from the definitions and methods used by other companies, which may limit their usefulness as a comparative measure. Our presentation of non-IFRS financial measures should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that our projections and estimates will be realized in their entirety or at all. In addition, because of these limitations, non-IFRS financial measures should not be considered as measures of liquidity or discretionary cash available to us to fund our cash needs, including investing in the growth of our business and meeting our obligations. See the Appendix to this press release for definitions of the non-IFRS measures used herein and a reconciliation to the most directly comparable IFRS measures. Non-GAAP Financial Measures Related to Clarivate Results The non-GAAP financial measures discussed herein are not recognized terms under, and should not be considered as a substitute for, financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Our definitions of and method of calculating non-GAAP financial measures may vary from the definitions and methods used by other companies, which may limit their usefulness as a comparative measure. Our presentation of non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that our projections and estimates will be realized in their entirety or at all. In addition, because of these limitations, non-GAAP financial measures should not be considered as measures of liquidity or discretionary cash available to us to fund our cash needs, including investing in the growth of our business and meeting our obligations. See the Appendix for definitions of the non-GAAP measures used herein and a reconciliation to the most directly comparable GAAP measures. 2

I. Transaction overview

Creating a global leader in innovation and intellectual property services • Transformative combination represents major leap forward for Clarivate, further establishing it as the leading provider of global intellectual property services from idea generation through commercialization and protection • Creates a true end-to-end platform supporting the IP lifecycle across patents and designs, trademarks, case law and domains, helping customers advance innovation with clarity and confidence • Complementary assets enable unified workflow and analytics across the idea management ecosystem, a market first • Creates diversified and balanced portfolio of IP and Science aligned to long-term growth and cycle-insulated end markets • Significantly accretive to revenue growth, EBITDA margins and adjusted diluted EPS in 2021 4

Transaction highlights

Key Terms & Structure

- All-stock transaction in which CPA Global shareholders will receive ~218M Clarivate shares, representing ~35% pro forma ownership of the combined company
- Represents ~$6.8B enterprise value based on Clarivate's 30-day VWAP, which includes ~$900M of present value of tax assets
- Including the benefit of tax assets, transaction value implies ~16x 2020 EBITDA multiple inclusive of $75M run-rate cost savings

Financing & Closing

- CPA Global net debt of ~$1.9B will be refinanced through a combination of cash on hand and new debt facilities
- Pro forma net leverage of ~4.0x at year-end 2020
- Expect to close Q4 2020, subject to customary closing conditions and regulatory approvals

Governance

- Leonard Green & Partners ("LGP") will have the right to appoint 2 directors to the Clarivate board
- Certain CPA shareholders, including funds advised by majority owner LGP along with funds advised by Castik Capital and Partners Group, will be locked-up from selling their Clarivate shares until October 1, 2021
- CPA's world-class management will further strengthen Clarivate's leadership

Clarivate™

Note: CPA Global financials are converted to USD at a GBPUSD exchange rate of 1.25x
Note: Pro forma financials reflect the full year impact of acquisitions, including CPA Global, and associated run-rate cost synergies

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Significant shareholder value creation

Revenue Scale, Diversification & Growth Enhancement

- ~$1.7B 2020 pro forma adjusted revenue[1]
- ~30,000[2] customers across 34 countries, with ~50% revenue outside the Americas
- Accretive to Clarivate standalone growth profile, with high-single-digit revenue growth target
- Significant cross-sell and new product revenue synergy opportunities represent further upside

EBITDA Expansion

- ~$0.8B 2020 pro forma adjusted EBITDA[1], including run-rate cost savings
- 2020 pro forma adjusted EBITDA margins[1] of ~46%, an increase of ~800bps
- $75M cost-savings will be fully achieved within 18 months

Earnings Accretion

- ~15% adjusted diluted EPS accretion in 2022 and ~12% adjusted diluted EPS accretion in 2021
- ~$90M in annual cash tax savings from transaction structure

Robust Cash Flow & Balance Sheet

- ~$0.7B 2020 pro forma adjusted EBITDA less capex[1]
- Year-end 2020 pro forma adjusted net leverage of ~4.0x, and <3.1x by end of 2021

Note: CPA Global financials are converted to USD at a GBPUSD exchange rate of 1.25x
Note: Pro forma financials reflect the full year impact of acquisitions, including CPA Global, and associated run-rate cost synergies
1. See the Appendix for a reconciliation of GAAP to Non-GAAP measures
2. Combined customer count not de-duped

Clarivate™

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Transforming the IP management industry Connecting the entire intellectual Enable holistic view of intellectual Broader, complementary product property lifecycle with insights, property creation, protection and offering will present significant cross- workflow software and tech-enabled commercialization, a market first selling opportunities across combined services customer base Idea Management Lifecycle Drafting & Opposition & Innovation Search Renewals Commercialization Prosecution Litigation 7

II.II. CPACPA Global Global overview Overview

CPA Global – Leading global provider of IP management solutions

Company overview

- CPA Global provides IP portfolio (patents and trademarks) management and technology solutions
- CPA enables corporate and law firm customers to navigate complex requirements across the IP lifecycle from innovation to protection and commercialization
- CPA's core software platform automates industry workflows, seamlessly executes processes and transactions, and enables customers to make informed decisions via analytical tools

Offerings

Offering	Description
Patent & Trademark Processing Solutions *(~77% of revenue)*	• Automated patent and trademark processing solutions • Renewals, filing and prosecution
Lifecycle Management Technology *(~12% of revenue)*	• Software solutions to automate workflows and adhere to legal requirements • Productivity software incorporating data and analytics
Information Services *(~11% of revenue)*	• IP analytics and data tools • Patent and trademark information services

Business highlights

- **~12K** Customers
- **~3.4M** Patent & Trademark Renewals[1]
- **~97%** Customer Retention[2]
- **90%+** Subscription & Re-occurring Revenue[3]
- **~14%** Annualized EBITDA Growth Over Past 9 Years[4]

Clarivate™

1. Based on FY 2020
2. Retention calculated for Top 1,000 customers (~85% of group revenue) excl. ipan/Delegate
3. Re-occurring revenue based on pro forma FY 2019, including full year of ipan/Delegate revenue
4. See the Appendix for a reconciliation of GAAP to Non-GAAP measures

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CPA Global – Large, loyal & diverse customer base ~12K customers which includes ~1.7K lifecycle management software customers 2019 Pro Forma Revenue 2019 Pro Forma Revenue Representative Customers by Customer Type by Geography 19% 30% 50% 70% 31% 9/10 8/10 Top patent filers in Top patent filers in North America2 EMEA2 Corporate1 Americas Law Firms EMEA 10/10 47/50 APAC Top patent filers in Top R&D spenders APAC2 globally3 1. Corporate customers include NGB and USPTO 2. Top patent filers based on published PCT patent applications in 2018, Top 50 PCT applicants, WIPO Statistics Database 10 3. Top 50 world’s largest corporate R&D spenders 2018, https://www.strategyand.pwc.com/gx/en/insights/innovation1000.html

CPA Global – Strong revenue growth and profitability



Pro Forma Revenue
% Organic Growth:
~6%
$564M
2019
2020E



Pro Forma Adjusted EBITDA[1]
% Organic Growth:
~10%
$262M
2019
2020E
% Margin:
46%



Pro Forma Adjusted EBITDA Less Capex[1]
% Organic Growth:
~12%
$208M
2019
2020E
% Conversion:
79%

Note: CPA Global financials are converted to USD at a GBPUSD exchange rate of 1.25x
Note: Pro forma financials reflect the full year impact of CPA Global's prior acquisitions and associated run-rate cost synergies
Note: CPA Global historical financials reported under International Financial Reporting Standards
1. See the Appendix for a reconciliation of GAAP to Non-GAAP measures

Clarivate™

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III. Combined business highlights

Combined company creates unparalleled value in the IP and Innovation management ecosystem

~$1.7B
Pro Forma Adjusted Revenue[1]

High-Single-Digits
Pro Forma Organic Growth Rate

~$0.8B
Pro Forma Adjusted EBITDA[2]

~46%
Pro Forma Adjusted EBITDA Margin[2]

~$0.7B
Pro Forma Adjusted EBITDA Less Capex[2]

~80%
Pro Forma Adjusted EBITDA Less Capex Conversion[2]

Pro Forma Business Mix

By Product Group



53%
47%
Science Group
Intellectual Property Group

By Type3



17%
26%
57%
Subscription
Re-Occurring
Transactional

By Geography[3,4]



20%
28%
52%
Americas
EMEA
APAC

Note: CPA Global financials are converted to USD at a GBPUSD exchange rate of 1.25x
Note: Figures represent 2020 estimates except for charts by product group, type and geography which represent 2019 figures
Note: Pro forma financials reflect the full year impact of acquisitions, including CPA Global, and associated run-rate cost synergies
1. See the Appendix for a reconciliation of GAAP to Non-GAAP measures
2. Includes $75M of expected EBITDA cost synergies. See the Appendix for a reconciliation of GAAP to Non-GAAP measures
3. Clarivate contributed revenue pro forma for acquisitions and divestitures except the annualized impact of Darts-ip
4. CPA contributed revenue represents pro forma 2020 mix applied to pro forma 2019 revenue

Clarivate™

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Significant cost synergies to accelerate earnings growth $75M of Run-Rate Cost Synergies Fully Realized within 18 months Direct costs $80M $75M $70M $60M Sales & marketing $50M $40M $30M Technology & data $20M $10M $ - Corporate & real estate 2021E 2022E 14

Substantial revenue synergy opportunities represent further upside ✓ Connecting product offerings will provide customers a unified “project” view across the idea management lifecycle ✓ Adding workflow integrations will improve customer efficiency ✓ Adding new product that neither company could create on its own Revenue synergy opportunity driven by Cross-Sell Retention Joint Offerings Combined ~30K1 customers with limited Customer retention upside from deeper Complementary IP workflow provides customer overlap relationships and combined value proposition opportunities for combined offerings 1. Combined customer count not de-duped 15

Aligned culture with shared core principles ✓Proud heritage ✓Customer-first focus ~5,400 ~3,000 Colleagues ✓Commitment to Colleagues excellence and Offices Across North America, 29 Global Offices and Local Europe, Asia and Latin innovation Knowledge in 200+ America Jurisdictions ✓Dedication to colleague engagement 16

Governance • Leonard Green & Partners to receive 2 out of 13 board seats – Certain CPA shareholders, including funds advised by majority owner Leonard Green & Partners along with funds advised by Castik Capital and Partners Group, will be locked-up from selling their Clarivate shares until October 1, 2021 • CPA’s world-class management will further strengthen Clarivate’s leadership – Brings the significant experience of the combined management teams under one consolidated unit 17

Transaction financing • All-stock transaction in which CPA Global shareholders will receive ~218M Clarivate shares, representing ~35% of the combined company • CPA Global net debt of ~$1.9B will be refinanced through a combination of ~$500M of cash on hand and new debt facilities Expect pro forma net leverage of ~4.0x at year-end 2020, and <3.1x by year-end 2021 Note: CPA Global financials are converted to USD at a GBPUSD exchange rate of 1.25x Note: Pro forma financials reflect the full year impact of acquisitions, including CPA Global, and associated run-rate cost synergies 18

IV. Conclusion II. CPA Global Overview II.III. CPACombined Global BusinessOverview Highlights

Clarivate continues to deliver on its priorities

Strategic Acquisitions

Tuck-Ins to Add Product Capabilities	darts-ip, SequenceBase, TrademarkVision
Complete the Life Sciences Value Chain	DRG
Complete the IP Value Chain & Transform Our Platform	CPA GLOBAL

Relentless Operational Improvement

- ✓ $70-75M of identified cost efficiencies post-public offering in May 2019
- ✓ $30M of DRG cost savings are tracking to the plan laid out at the time of acquisition
- ✓ $75M of run-rate cost savings relating to CPA Global combination will be achieved within 18 months

2020 Pro Forma Highlights

~$1.7B	**High-Single-Digit**	**~46%**	**~80%**
Pro Forma Adjusted Revenue[1]	Pro Forma Adjusted Organic Growth	Pro Forma Adjusted EBITDA Margins[1]	Pro Forma Adjusted EBITDA Less Capex Conversion[1]

Clarivate™

Note: CPA Global financials are converted to USD at a GBPUSD exchange rate of 1.25x
Note: Pro forma financials reflect the full year impact of acquisitions, including CPA Global, and associated run-rate cost synergies
1. See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

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Transaction highlights

- ✓ Transformative combination represents major leap forward for Clarivate and the combined company's customers
- ✓ Compelling and complementary strategic fit connects the innovation and IP value chain with insights, workflow software and tech-enabled services
- ✓ Increases pro forma adjusted revenue by ~50% and enhances growth profile
- ✓ Increases pro forma adjusted EBITDA[1] by ~80% and enhances margins by ~8 percentage points
- ✓ ~15% adjusted diluted EPS accretion in 2022 and ~12% adjusted diluted EPS accretion in 2021

Clarivate™

Note: CPA Global financials are converted to USD at a GBPUSD exchange rate of 1.25x
Note: Pro forma financials reflect the full year impact of acquisitions, including CPA Global, and associated run-rate cost synergies

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APPENDIX © 2020 Clarivate. All rights reserved. Republication or redistribution of Clarivate content, including by framing or similar means, is prohibited without the prior written consent of Clarivate. Clarivate and its logo, as well as all other trademarks used herein are trademarks of their respective owners and used under license.

Reconciliation to certain non-GAAP/IFRS measures Combined Pro Forma Adjusted December 31, 2020 ($ in millions) Low-end High-end Revenue, net $1,669 $1,759 (1) Reflects the deferred revenues Deferred revenue adjustment (1) 8 8 adjustment as a result of purchase Pro forma revenue (2) 23 23 accounting Pro forma adjusted revenue $1,700 $1,790 (2) Includes 2020 pre-acquisition Net loss $ (63) $ (33) revenue Income taxes 43 43 Depreciation and amortization 367 367 (3) Includes other cost optimization Interest expense, net 188 188 activities and other expenses that do Transaction, transition, integration, and other expenses (3) 86 86 not reflect ongoing operating Deferred revenue adjustment (1) 8 8 performance Stock-based compensation expense 32 32 Restructuring 28 28 (4) Includes run-rate synergies as though Pro forma adjustment synergies (4) 96 96 FY 2020 acquisitions occurred on Pro forma adjusted EBITDA $ 785 $ 815 January 1, 2020 Pro forma capex 148 121 Pro forma adjusted EBITDA less capex $ 637 $ 694 Pro forma adjusted EBITDA margin 46% 46% Note: CPA Global financials are converted to USD at a GBPUSD exchange rate of 1.25x 24 Note: Pro forma financials reflect the full year impact of acquisitions, including CPA Global, and associated run-rate cost synergies